SECOND AMENDMENT TO THE FEDERAL SIGNAL CORPORATION RETIREMENT SAVINGS PLAN (As Amended and Restated Effective as of January 1, 2020) WHEREAS, Federal Signal Corporation (the “Company”) maintains the Federal Signal Corporation Retirement Savings Plan (As Amended and Restated Effective as of January 1, 2020) (the “Plan”) for the benefit of eligible employees; and WHEREAS, amendment of the Plan now is considered desirable; NOW, THEREFORE, by virtue of the power granted to the Benefits Planning Committee by Subsection 16.1 of the Plan, the Plan be and is hereby amended in the following particulars, effective as of the dates listed below: 1. Effective as of January 1, 2021, by substituting the attached Appendix B, in the form attached hereto, in place of the prior version of Appendix B. 2. Effective as of June 1, 2021, by substituting the following for Paragraph C-2 of Appendix C to the Plan: “C-2 Eligibility for Participant and Matching Contributions. Each IAM Local 701 Employee shall become a Participant with respect to Pre-Tax, Roth, Catch- Up, Roth Catch-Up, or Matching Contributions on the first day of the calendar quarter following his or her Employment or Reemployment Date or any day thereafter; provided, however, that each such Employee who is a Seasonal Employee shall become a Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, and Matching Contributions on the first day of the calendar quarter following the date on which he or she completes a Year of Eligibility Service or any day thereafter. Effective as of June 1, 2018 and prior to June 1, 2021, no IAM Local 701 Employee became eligible to become a Participant in the Plan. On and after June 1, 2021, IAM Local 701 Employees shall become Participants in accordance with the first sentence of Paragraph C-2 above.” 3. Effective as of June 1, 2021, by adding the following paragraph to the end of Paragraph C-3 of Appendix C to the Plan:

-2- “Notwithstanding the foregoing, effective June 1, 2021, subject to Paragraph C-2 above and the conditions and limitations of the Plan, the Employer of each eligible participant who is an IAM Local 701 Employee shall make Matching Contributions each payroll period in an amount computed in accordance with the following table, based on the first 3% of Compensation that the Participant contributes as Pre-Tax Contributions and/or Roth Contributions during the applicable pay period: Number of Years of Vesting Service Matching Contribution Percentage Less than 1 50% 1 but less than 3 75% 3 or more 100%” 4. Effective as of September 1, 2021, by substituting the following for Paragraph C-4 of Appendix C to the Plan: “C-4 Vesting Provisions Applicable to Matching Contributions. Each eligible Participant who is an IAM Local 701 Employee shall vest in his or her Match Account as follows: (a) With respect to any Matching Contributions received prior to September 1, 2021, in accordance with the following table: Number of Years of Vesting Service Vesting Percentage Less than 1 0% 1 but less than 2 50% 2 but less than 3 75% 3 or more 100% (b) With respect to any Matching Contributions received on or after September 1, 2021, in accordance with the following table:

-3- Number of Years of Vesting Service Vesting Percentage 1 or less 50% Greater than 1, but less than 3 75% 3 or more 100%” 5. Effective as of September 1, 2021, by adding the following new Paragraphs C-5 and C- 6 to the end of Appendix C to the Plan: “C-5 Service Based Contributions. Subject to Paragraph C-2 above and the conditions and limitations of the Plan, the Employer of each eligible Participant who is an IAM Local 701 Employee shall make Service Based Contributions each payroll period on and after September 1, 2021, in an amount calculated based on the Participant’s years of Vesting Service, in accordance with the following table: Years of Vesting Service as of January 1 Retirement Contribution Percentage 0-5 1% 6-14 3% 15 or more 4% Notwithstanding the foregoing, on or before September 30, 2021, the Employer of the following eligible Participants who are IAM Local 701 Employees shall make a one-time contribution to such eligible Participants as described below, provided that such eligible Participants remain employed by the Employer as of September 30, 2021: Name of Participant One-time Contribution Dan Newberry $3,500 Greg Coyle $3,500 Cody Staton $6,000 Jim Connolly $8,500 C-6 Vesting Provisions Applicable to Service Based Contributions. Each Participant who is an IAM Local 701 Employee shall vest in his or her Service Based Contribution Account established on or after September 1, 2021 in accordance with the following table:

-4- Number of Years of Vesting Service Vesting Percentage 1 or less 50% Greater than 1, but less than 3 75% 3 or more 100%” 6. Effective as of October 4, 2021, by adding the following line to the end of the table in Exhibit B to the Plan: Each non-union, Appendix B Participant (as defined in Appendix B) who is an Employee of Ground Force Manufacturing LLC Deemed Pre-Tax Contribution Rate Feature applies (effective as of October 4, 2021) Automatic Annual Increase Feature applies (effective as of January 1, 2022) 7. Effective January 1, 2022, by adding the following line to the end of the table in Exhibit B to the Plan: Each non-union, Appendix B Participant (as defined in Appendix B) who is an Employee of  OSW Equipment and Repair, LLC  Deist Industries Deemed Pre-Tax Contribution Rate Feature applies (effective as of January 1, 2022) Automatic Annual Increase Feature applies (effective as of January 1, 2023) * * * IN WITNESS WHEREOF, this Amendment has been executed on behalf of the Benefits Planning Committee, on behalf of the Company, this 31st day of December, 2021. FEDERAL SIGNAL CORPORATION BENEFITS PLANNING COMMITTEE /s/ Shirley S. Paulson . For the Federal Signal Corporation Benefits Planning Committee

-5- APPENDIX B Non-Union Joe Johnson Equipment, HighMark Traffic Services, Mark Rite Lines Equipment, TBEI, Ground Force Manufacturing LLC, OSW Equipment and Repair, LLC, and Deist Industries Participants – Contributions and Vesting B-1 Introduction. The purpose of this Appendix is to describe the rules that apply for Plan Participants (a) who are not subject to a collective bargaining agreement; (b) who are an Employee of (i) Joe Johnson Equipment LLC, (ii) HighMark Traffic Services, Inc., (iii) Mark Rite Lines Equipment Co., Inc., (iv) Truck Bodies & Equipment International, Inc. and its subsidiaries and affiliates (including Travis Body & Trailer, Inc., Crysteel Manufacturing, Inc., Ox Bodies, Inc., Rugby Manufacturing Co., Tishomingo Acquisition LLC, and any of its other subsidiaries or affiliates that extend the Plan to its Employees), (v) Ground Force Manufacturing LLC, (vi) OSW Equipment and Repair, LLC, or (vii) Deist Industries; and (c) who joined the Plan coincident with or subsequent to such Employer’s adoption of the Plan (collectively, “Appendix B Participants”) with respect to eligibility for Participant and Matching Contributions under the Plan, the rate of Matching Contributions under the Plan, and the related vesting rules that apply. This Appendix also describes the vesting rules that apply to transferred balances, if any, from the TBEI Non-Union Plan (as defined in Supplement B below). The provisions of this Appendix shall supersede the provisions of the Plan to the extent necessary to eliminate any inconsistency between the Plan and this Appendix. Terms used in this Appendix shall, unless defined in this Appendix or otherwise noted, have the meanings given to those terms in the Plan. B-2 Eligibility for Participant and Matching Contributions. If otherwise permitted by the Plan or the applicable Employer, an Employee who is not described in Subsection Error! Reference source not found. shall become an Appendix B Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, and Matching Contributions (if applicable) effective on the first payroll period beginning as soon as administratively feasible on or after his or her Employment or Reemployment Date. In addition, each Seasonal Employee shall become an Appendix B Participant with respect to Pre-Tax, Roth, Catch-Up, Roth Catch-Up, and Matching Contributions on the first day following the date on which he or she completes one Year of Eligibility Service or any day thereafter. B-3 Matching Contributions. Subject to Paragraph B-2 above and the conditions and limitations of the Plan, effective for contributions made with respect to pay periods on or after January 1, 2018 (or such later date as shall apply to Appendix B participants whose Employment or Reemployment Date occurs after January 1, 2018), the Employer of each eligible Appendix B Participant shall make Matching Contributions each payroll period in an amount equal to 100% of the first 3%, and 50% of the next 2%, of Compensation that such Appendix B Participant contributes as Pre-Tax Contributions and/or Roth Contributions during the applicable pay period. B-4 Vesting Provisions Applicable to Matching Contributions. Matching Contributions on behalf of each eligible Appendix B Participant made with respect to Compensation deferred for payroll periods commencing on or after January 1, 2018 (or such later date as shall apply to Appendix B participants whose Employment or Reemployment Date occurs after January 1, 2018) under the Plan shall be immediately 100% vested. No Appendix B Participants were eligible for Matching Contributions under the Plan prior to January 1, 2018.

-6- B-5 Vesting Provisions Applicable to TBEI Non-Union Plan. In addition to the foregoing, each Appendix B Participant who is a former participant in the TBEI Non-Union Plan (as defined in Supplement B below) shall be fully vested in the portion of his or her Accounts (if any) transferred from the TBEI Non-Union Plan.